Exhibit 99.4

Project Forest Employee FAQ

I.	Transaction overview

1.	What did Pattern announce?

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We’ve entered into a definitive agreement under which Canada Pension Plan Investment Board (“CPPIB”) will acquire Pattern Energy in an all-cash transaction for $26.75 per share or an enterprise value of approximately $6.1 billion, including net debt. CPPIB and Riverstone Holdings LLC (“Riverstone”) have concurrently agreed to combine Pattern Energy and Pattern Development, bringing together the operating assets of Pattern Energy with the world-class development projects and capabilities of Pattern Development. Once the transaction closes, Pattern Energy and Pattern Development will be a private integrated renewable energy company and Pattern Energy’s stock will no longer be listed on any public market.

•	This transaction will provide us a number of benefits, including:

•	As a private company, we will be able to invest even more of our cash flow into our development activities and the expansion of our operations.

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In addition, CPPIB and Riverstone bring significant access to opportunities and industry expertise that will enable Pattern Energy and Pattern Development to continue investing in development projects and expand our business.

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We will be positioned to increase our competitive position, maintain our high-quality, diversified portfolio of contracted operating assets, as well as enable significant simplifications to the business by operating as a single private company.

•	Ultimately, we believe this transaction is in the best interest of shareholders and will enable us to advance our mission of bringing renewable energy to communities.

•	In addition, we believe that CPPIB has access to capital and an investment horizon that will support our business.

2.	Who are CPPIB and Riverstone?

•	CPPIB and Riverstone know our company and the renewable industry well. We believe this transaction reflects the strength of the platform we have built.

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CPPIB has a long track record of investing in the renewable energy space. One of the largest national pension fund managers in the world, CPPIB manages the investments of the Canada Pension Plan, the federal pension program for over 20 million Canadian citizens. The funds managed by CPPIB exceed $400 billion (CAD) and are invested in a wide range of sectors such as infrastructure, real estate, investments in public companies, and investments in private companies. CPPIB has approximately 1,600 employees and is based in Toronto, Ontario, with investment offices in key markets in the Americas, Europe and Asia-Pacific. You can read more about CPPIB at www.CPPIB.com.

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Riverstone Holdings is an energy focused private equity fund manager with approximately $39 billion invested across the energy industry. Riverstone first invested in Pattern Energy and Pattern Development more than 10 years ago, and we have worked closely and productively with them as we have grown.

3.	What are the terms of the transaction?

•	As part of the agreement, CPPIB will acquire Pattern Energy in an all-cash transaction for $26.75 per share or an enterprise value of approximately $6.1 billion, including net debt.

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In addition, at the time the transaction closes or immediately following, CPPIB and Riverstone will combine Pattern Energy and Pattern Development, bringing together the operating assets of Pattern Energy with the world class development projects and capabilities of Pattern Development.

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The $26.75 per share in cash consideration for Pattern Energy represents a premium of approximately 14.8% to Pattern Energy’s closing share price on August 9, 2019, the day prior to market rumors regarding a potential acquisition of the company. The consideration also represents a 15.1% premium to the 30-day volume weighted average price prior to that date.

•	Once the transaction has closed, Pattern Energy’s management team, led by Mike Garland, will lead the combined enterprise.

4.	How did the Board determine that this transaction was in the best interests of Pattern and its stakeholders?

•	Our Board of Directors conducted a thorough review that culminated in a transaction that delivers value to shareholders and will provide us a number of benefits.

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The Board formed a special committee, composed of independent directors, which directed the process at all times, and retained independent legal and financial advisors to assist with their review of the transaction and provide a fairness opinion.

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The special committee reviewed multiple bids as part of a thorough process that involved multiple parties and evaluated the transaction against the Company’s standalone prospects, performance and outlook relative to historic trading multiples and yields.

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Based on this review and in light of the transaction structure, the special committee unanimously determined that this transaction is in the best interest of the Company’s shareholders and recommended it to the full Pattern Energy Board of Directors, which also determined that this transaction is advisable and in the best interests of the Company’s shareholders.

5.	When will the transaction be completed? What happens between now and then?

•	The transaction announcement is just the first step in this process.

•	We expect the transaction to close by the second quarter of 2020.

•	The transaction is also subject to Pattern Energy shareholder approval, receipt of required regulatory approvals and other customary closing conditions.

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In the meantime, it remains business as usual. Pattern Energy is continuing to trade on the NASDAQ Stock Market and the Toronto Stock Exchange and we are operating our renewable fleet around the world. Pattern Development is also operating independently and continuing its development of projects.

6.	What does the transaction mean for Pattern Development?

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At the time CPPIB’s proposed acquisition of Pattern Energy is completed or immediately following, CPPIB and Riverstone will combine Pattern Energy and Pattern Development, bringing together the operating assets of Pattern Energy with the world class development projects and capabilities of Pattern Development.

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Between now and close, it remains business as usual. Pattern Development is operating independently and continuing its development of projects, while Pattern Energy operates its renewable fleet around the world.

•	We look forward to working together to grow our company.

7.	What are the benefits of this transaction? How will being a private company benefit Pattern Energy?

•	As a private company, we will be able to invest even more of our cash flow into our development activities and the expansion of our operations.

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In addition, CPPIB and Riverstone bring significant access to opportunities and industry expertise that will enable Pattern Energy and Pattern Development to continue investing in development projects and expand our business.

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We will be positioned to increase our competitive position, maintain our high-quality, diversified portfolio of contracted operating assets, as well as enable significant simplifications to the business by operating as a single private company.

II.	Transition / Employee Matters

8.	What does this transaction mean for the Company?

•	CPPIB and Riverstone know our company and the renewable industry well, and they value the role our employees play in our success.

•	We believe this transaction reflects the strength of the platform we have built, and we are excited about the benefits we expect it to create for our team.

•	While this transaction will bring about a change of ownership, it will not change the culture that drives us every day.

•	Please know that our fundamental business model, scale, and plans do not change.

•	We look forward to continuing to execute on our 2019 Corporate, Department and 2020 goals and objectives with CPPIB’s additional support and resources.

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In addition, we believe the move to a single, integrated private company will greatly simplify our business, eliminate inefficient intercompany administrative processes, and achieve a “team first” alignment and unification of our goals and culture.

9.	Will this transaction impact jobs?

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The move from a two-company structure (Pattern Energy and Pattern Development) to a private company may impact a few groups that focus primarily on functions associated with our status as a publicly traded company.

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To that end, we do not expect immediate job impacts for most groups. We do anticipate some minor job impacts to groups focused on our public company structure if the transaction does close, and we will be speaking with potentially impacted groups or individuals immediately. Your manager will be able to tell you if there are any potential impacts within your group.

•	Please keep in mind that we are still early in the transition process, and we will be speaking with these individuals as we have more information regarding the go-forward plan.

•	Rest assured, we are committed to supporting our team and treating all team members with respect and dignity through this transition.

10.	Who will lead the combined Pattern Energy and Pattern Development?

•	Our existing management team, led by Mike Garland, will lead the combined enterprise. The strength of our management team was a key factor driving investor interest in our business.

11.	What changes should we expect today, if anything?

•	Today’s announcement is just the first step in this process. The transaction is expected to close by the second quarter of 2020.

•	Until the transaction closes, it is business as usual and you should not expect any immediate changes to your day-to-day responsibilities.

•	We are committed to keeping you updated as we move toward completing the transaction.

12.	Will there be any facility closures / consolidations?

•	We do not anticipate any changes to our facilities or projects as a result of this transaction.

13.	How will having a Canadian owner impact our operations, culture and daily responsibilities?

•	While this transaction will bring about a change of ownership, it will not change the culture that drives us every day.

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CPPIB has great respect for our team and is committed to helping us achieve our goals. Following the close of the transaction, our management team, led by Mike Garland, will lead the combined enterprise.

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While we can expect CPPIB to bring its own perspectives to Board-level decisions once the transaction is completed, you should not expect any immediate changes to your daily responsibilities as a result of this change in ownership.

14.	Will this transaction impact new recruits / hires?

•	As always, we intend to honor employee commitments we have made.

•	If you feel this announcement could impact a current recruiting activity, you should discuss this with your manager or HR business partner.

I.	Other FAQ topics

15.	Who can I refer additional questions to?

•	As always, please don’t hesitate to reach out to your Manager or HR (Debbie or your Business Partner) with additional questions or for support.

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Additionally, you can feel free to reach out John Bodt (transaction lead), Jamale Carlyle (transition and integration lead), or Debbie McAdam (for HR and communication matters) if you have more specific questions. You can also send an email to ask.pattern@patternenergy.com with any questions you have about the transaction.

16.	What should I do if I am contacted by someone outside the Company?

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As we move toward completing the transaction, it is important that we speak with one voice. Consistent with our usual policies, only authorized spokespeople are permitted to discuss the transaction publicly.

•	Please refer all media inquiries to Matt Dallas at (917) 363-1333 or matt.dallas@patternenergy.com.

•	As always, employees are prohibited from discussing any details of the transaction beyond what we have provided in our public press release or other public filings with anyone outside the Company.

17.	What do we tell our suppliers / partners / property owners / offtakers?

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You can assure our suppliers / partners / property owners / offtakers that it is business as usual. We are continuing to work with all of our stakeholders as we always have, and all company contacts remain the same.

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For our offtakers in particular, we are excited about what this transaction means for our ability to transition the world to renewable energy. As a combined, private company, we will be able to invest even more into development and the expansion of our operations, protecting the environment and strengthening the communities in which we operate.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the proposed merger described herein (the “Merger”), including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement described herein (the “Merger Agreement”), (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.